Exhibit 24

                               POWER OF ATTORNEY

     Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney in fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1998, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JOE L. ALLBRITTON              Chairman of                 January 25, 1999
--------------------------          the Board                ------------------
Joe L. Allbritton (Signature)       (Capacity)                     (Date)

/s/ ROBERT L. ALLBRITTON             Director                  January 20, 1999
--------------------------                                   ------------------
Robert L. Allbritton (Signature)    (Capacity)                     (Date)

/s/ TIMOTHY C. COUGHLIN              Director                  January 20, 1999
--------------------------                                   ------------------
Timothy C. Coughlin (Signature)     (Capacity)                     (Date)

/s/ JOHN M. FAHEY, JR.               Director                  January 20, 1999
--------------------------                                   ------------------
John M. Fahey, Jr.(Signature)       (Capacity)                     (Date)

/s/ LAWRENCE I. HEBERT               Director                  January 20, 1999
--------------------------                                   ------------------
Lawrence I. Hebert (Signature)      (Capacity)                     (Date)

/s/ STEVEN B. PFEIFFER               Director                  January 20, 1999
--------------------------                                   ------------------
Steven B. Pfeiffer (Signature)      (Capacity)                     (Date)

/s/ JOHN E.V. ROSE                   Director                  January 20, 1999
--------------------------                                   ------------------
John E.V. Rose (Signature)          (Capacity)                     (Date)

/s/ ROBERT L. SLOAN              Vice Chairman of              January 20, 1999
--------------------------          the Board                ------------------
Robert L. Sloan (Signature)         (Capacity)                     (Date)

/s/ JACK VALENTI                     Director                  January 25, 1999
--------------------------                                   ------------------
Jack Valenti (Signature)            (Capacity)                     (Date)

/s/ EDDIE N. WILLIAMS                Director                  January 20, 1999
--------------------------                                   ------------------
Eddie N. Willliams (Signature)      (Capacity)                     (Date)